UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 8, 2023

BLACK KNIGHT, INC.

(Exact name of Registrant as Specified in its Charter)

001-37394

(Commission File Number)

Delaware	81-5265638
(State or Other Jurisdiction of	(IRS Employer Identification Number)
Incorporation or Organization)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 8, 2023, the Board of Directors (the “Board”) of Black Knight, Inc. (“Black Knight” or the “Company”) amended and restated the Company’s bylaws to implement a “proxy access” procedure for stockholder director nominations.  Section 3.1 of the amended and restated bylaws permits a stockholder, or a group of up to 20 stockholders, to include in the Company’s proxy materials director nominees constituting up to two individuals or 20% of the board, whichever is greater; provided that:

•                  the nominating stockholder(s) own a number of shares representing three percent or more of the total voting power of the Company’s outstanding shares of capital stock entitled to vote in the election of directors;

•                  the nominating stockholder(s) have owned that number of shares continuously for at least three years; and

•                  the nominating stockholder(s) and their director nominee(s) otherwise satisfy the requirements of Section 3.1 of the amended and restated bylaws.

The amended and restated bylaws were effective immediately.

The Board of Directors has adopted these amendments in response to the stockholders’ vote in favor of proxy access at its annual meeting of stockholders held in June 2022. The adoption reflects the Board’s commitment to corporate governance practices that are consistent with the best interests of our stockholders.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, as adopted on February 8, 2023, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amended and Restated Bylaws of Black Knight, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight, Inc.

Date:	February 14, 2023	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President and General Counsel